UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2015

PARK PLACE ENERGY CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Ave., Suite 4500E Dallas, TX USA	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2015, as more particularly described in Item 2.01 of this Current Report on Form 8-K, Park Place Energy Corp., a Nevada corporation (“PPEC”) completed its previously announced reincorporation pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with a wholly-owned Nevada subsidiary, PPEC Merger Corp. (“Merger Sub”), and a wholly-owned Delaware subsidiary, Park Place Energy Inc. (“Hold Co.”), pursuant to which PPEC was merged with Merger Sub and became a wholly-owned subsidiary of Hold Co. As discussed in Item 5.07 of this Current Report on Form 8-K, the Merger Agreement was approved and adopted by the stockholders of PPEC at a special meeting of stockholders held on November 11, 2015.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Reincorporation

Pursuant to the Merger Agreement discussed in Item 1.01 of this Current Report on Form 8-K, PPEC merged with and into Merger Sub, with PPEC continuing as the surviving entity and as a wholly owned subsidiary of Hold Co., and the conversion of each share of common stock, par value $0.00001 per share of PPEC into one share of common stock, par value $0.00001 per share, of Hold Co.

In connection with the merger, Hold Co. assumed PPEC’s 2013 Long-Term Equity Incentive Plan (the “2013 Plan”) and PPEC’s 2011 Stock Option Plan (the “2011 Plan”), which we collectively refer to as the “Incentive Plans.” Hold Co. also assumed all options to purchase PPEC common stock and all restricted stock unit awards that were outstanding under the Incentive Plans at the time of the merger. The reserve of PPEC common stock under the Incentive Plans was automatically converted on a one-share-for-one-share basis into shares of Hold Co. common stock. The terms and conditions that were in effect immediately prior to the merger under each outstanding equity award assumed by Hold Co. will continue in full force and effect after the merger, except that the shares of common stock issuable under each such award will be shares of Hold Co. common stock.

Also in connection with the merger, Hold Co. assumed all outstanding warrants to purchase PPEC common stock. The terms and conditions of the warrants that were in effect immediately prior to the merger will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such warrant will be shares of Hold Co. common stock.

Following the merger, PPEC expects that Hold Co.’s common stock will trade on the OTCQB market under the symbol “PKPL” and that Hold Co. will be able to use the same CUSIP number as currently used by PPEC. Shareholders are not required to exchange certificates representing PPEC shares in connection with the formation of the holding company.

The Certificate of Incorporation and the Amended and Restated Bylaws that were attached as exhibits to the Form 8-A filed with the SEC by Hold Co. on November 13, 2015 (which are the filed copies of the documents attached as Annexes B and C to proxy statement on Form DEFM14A filed by PPEC on October 23, 2015), will be the governing organizational documents following the merger.

The directors and executive officers of Hold Co. immediately following the merger are the same individuals who were directors and executive officers, respectively, of PPEC immediately prior to the merger.

Upon completion of the merger, Hold Co. common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Hold Co. is the successor issuer to PPEC.

The foregoing description of the terms of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Annex A to proxy statement on Form DEFM14A filed by PPEC on October 23, 2015 and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of Hold Co. directors and executive officers included in Item 2.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of Hold Co.’s Certificate of Incorporation, and Amended and Restated Bylaws included in Item 2.01 above is incorporated herein by reference. The foregoing description of the terms of the Certificate of Incorporation, and Amended and Restated Bylaws are not complete and are qualified in its entirety by reference to such documents, copies of which are attached as exhibits to Form 8-A filed with the SEC by Hold Co. on November 13, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 11, 2015, PPEC held a Special Meeting of Stockholders at which the reincorporation proposal described in Item 2.01 above was approved by a majority of the 45,731,482 shares of common stock of PPEC outstanding on the record date. Additional proposals relating to (1) the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants (referred to as the “Incentive Plan Proposal”); and (2) granting PPEC the ability to adjourn the Special Meeting to solicit additional votes in support of the reincorporation proposal (referred to as the “adjournment proposal”) were also approved.

The number of votes for or against, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Special Meeting of Stockholders, were as follows:

Reincorporation Proposal	For	Against	Abstain	Broker Non-Votes
	26,099,561	3,394	166	53,156

Incentive Plan Proposal	For	Against	Abstain	Broker Non-Votes
	26,097,888	5,207	26	53,156

Adjournment Proposal	For	Against	Abstain	Broker Non-Votes
	26,152,211	3,684	382	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated July 16, 2014, by and among Park Place Energy Corp., a Nevada corporation, PPEC Merger Corp., a Nevada corporation and an indirect wholly-owned subsidiary of PPEC, and Park Place Energy Inc., a Delaware corporation (“Hold Co.”) and a wholly-owned subsidiary of PPEC and the parent of PPEC Merger Corp. (Incorporated by reference from Annex A to the proxy statement on Form DEFM14A filed by the Registrant on October 23, 2015.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

Dated: November 13, 2015	By:	/s/ Francis M. Munchinski
		Name:	Francis M. Munchinski
		Title:	Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated July 16, 2014, by and among Park Place Energy Corp., a Nevada corporation, PPEC Merger Corp., a Nevada corporation and an indirect wholly-owned subsidiary of PPEC, and Park Place Energy Inc., a Delaware corporation and a wholly-owned subsidiary of PPEC and the parent of PPEC Merger Corp.

(Incorporated by reference from Annex A to the proxy statement on Form DEFM14A filed by the Registrant on October 23, 2015.)